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                      SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT

                       Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


                        ------------------------------


                                Date of Report
                              September 16, 1996


                          NeoStar Retail Group, Inc.
            (Exact Name of Registrant as Specified in Its Charter)



        Delaware                        0-25272                  75-2559376
- ----------------------------           -----------           -------------------
(State or other jurisdiction           (Commission             (IRS Employer
 of incorporation)                     File Number)          Identification No.)


2250 William D. Tate Avenue, Grapevine, Texas                    76051
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(Address of principal executive offices)                       (Zip Code)



(Registrant's telephone number, including area code: (817) 424-2000
                                                     --------------






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Item 3.    Bankruptcy or Receivership

        On September 16, 1996, NeoStar Retail Group, Inc. (the "Company") and its subsidiaries filed a voluntary petition under Chapter 11 of the United States Bankruptcy Code, Case No. 396-36648-SAF-11 in the United States Bankruptcy Court, Northern District of Texas, Dallas Division, Judge Steven A. Felsenthal presiding. The Company, as Debtor-in-Possession, will continue to operate and manage its affairs.

        A copy of the press release issued by the Company on September 16, 1996, reporting the Chapter 11 filings and related matters, is filed herewith as
Exhibit 99.1 and incorporated herein by reference.

Item 5.     Other Events

        In connection with the Chapter 11 filings described in Item 3 above, (i) the Company has received a commitment for $70,000,000 in debtor-in-possession financing from Foothill Capital Corporation and a group of lenders and (ii) Thomas G. Plaskett, a director of the Company, has been named Chairman of the Board. James B. McCurry will continue to serve as President and Chief Executive Officer of the Company.

        A copy of the press release issued by the Company on September 16, 1996, reporting the Chapter 11 filings, the debtor-in-possession financing, appointment of Mr. Plaskett as Chairman of the Board, and related matters, is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 7.      Financial Statements and Exhibits

        (c)  Exhibits

             The following exhibit is filed as part of this report:

             99.1 News Release of NeoStar Retail Group, Inc. dated September 16, 1996.





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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          NEOSTAR RETAIL GROUP, INC.
                                          (Registrant)




                                       By:/s/ JAMES B. McCURRY
                                          ----------------------------
                                          James B. McCurry
                                          President and Chief Executive Officer

Date: September 16, 1996




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                                EXHIBIT INDEX



EXHIBIT
NUMBER                   DESCRIPTION
- -------                  -----------
  99.1          -  News Release of NeoStar Retail Group, Inc. dated September
                   16, 1996
